DELAWARE GROUP STATE TAX-FREE INCOME TRUST

Delaware Tax-Free Pennsylvania Fund

Supplement to the Fund's
Statement of Additional Information
dated April 30, 2002

The Board of Trustees has approved the following changes in sales charges for Class A and Class B share purchases effective November 18, 2002. Please carefully review the changes with your financial advisor when making an investment decision as to which class of shares best suits your investment goals and time frame and whether to make your investment before or after November 18, 2002.

All references in this Statement of Additional Information (SAI) to the Class A sales charge schedule are replaced with a new sales charge schedule of: 4.50% for purchase amounts less than $100,000; 3.50% for purchase amounts from $100,000 to $249,999; 2.50% for purchase amounts from $250,000 to $499,999; 2.00% for purchase amounts from $500,000 to $999,999; and no sales charge on purchases of $1 million or more. All references in this SAI to the Class B contingent deferred sales charge (CDSC) are replaced with the new Class B contingent deferred sales charge of 4.00% during the first year, 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter. The maximum amount of Class B shares that may be purchased at any one time will be lowered to $100,000. The Class C CDSC and purchase amount are not affected.

Effective November 18, 2002, the new sales charge schedules for Class A shares and Class B shares and maximum purchase amount, described above, replace the sales charge and maximum purchase amount information throughout the SAI, and specifically in the following sections: "Performance Information" on page 11; "Purchasing Shares" on page 19; "Purchasing Shares -- Special Purchase Features - Class A Shares - Right of Accumulation" on page 26; and "Redemption and Exchange" on page 30.

The following paragraphs are added and the average annual total return table, yield information and cumulative total return table replace the similar tables and information on pages 13-14 and 16. Past performance is not a guarantee of future results:

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

The average annual total return for each Class is shown for the 1 year, 5 year, or 10 year period ending February 28, 2002. If a Class has not been in existence for a full 1, 5 or 10 year period, then Lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10 year period.

Average Annual Total Return

Delaware Tax-Free Pennsylvania Fund[1]	1 year ended 2/28/02	5 years ended 2/28/02	10 years ended 2/28/02	Life of Fund
Class A (at offer before taxes)[2] (Inception 3/23/77)	1.95%	3.79%	5.26%	N/A
Class A (at offer after taxes on distributions)[2] (Inception 3/23/77)	1.95%	3.71%	5.16%	N/A
Class A (at offer after taxes on distributions and sale of fund shares)[2] (Inception 3/23/77)	3.06%	3.99%	5.27%	N/A
Class A (at NAV before taxes) (Inception 3/23/77)	6.78%	4.75%	5.74%	N/A
Class B (including CDSC before taxes)[3] (Inception 5/2/94)	1.93%	3.59%	N/A	4.47%
Class B (including CDSC after taxes on distributions)[3] (Inception 5/2/94)	1.93%	3.59%	N/A	4.34%
Class B (including CDSC after taxes on distributions and sale of fund shares)[3] (Inception 5/2/94)	2.81%	3.77%	N/A	4.44%
Class B (excluding CDSC before taxes) (Inception 5/2/94)	5.93%	3.92%	N/A	4.47%
Class C (including CDSC before taxes) (Inception 11/29/95)	4.93%	3.92%	N/A	3.89%
Class C (including CDSC after taxes on distributions) (Inception 11/29/95)	4.93%	3.84%	N/A	3.73%
Class C (including CDSC after taxes on distributions and sale of fund shares) (Inception 11/29/95)	4.65%	3.97%	N/A	3.92%
Class C (excluding CDSC before taxes) (Inception 11/29/95)	5.93%	3.92%	N/A	3.89%

1 Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
2 Effective November 18, 2002, the maximum front-end sales charge is 4.50%. The above performance numbers are calculated using 4.50% as the applicable sales charge for all time periods.
3 Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule.

The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields of Class A Shares, Class B Shares and Class C Shares of the Fund as of February 28, 2002 using this formula were as follows:

	Class A Shares	Class B Shares	Class C Shares
Delaware Tax-Free Pennsylvania Fund	4.32%	3.70%	3.70%

The Fund may also publish a tax-equivalent yield concerning a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to such Class' yield. For the 30-day period ended February 28, 2002, the tax-equivalent yield, assuming a federal income tax rate of 31%, of Class A Shares, Class B Shares and Class C Shares of the Fund was as follows:

	Class A Shares	Class B Shares	Class C Shares
Delaware Tax-Free Pennsylvania Fund	6.26%	5.36%	5.36%

Cumulative Total Return

Delaware Tax-Free Pennsylvania Fund[1]	Class A Shares (at offer)[2] (Inception 3/23/77)	Class A Shares (at NAV) (Inception 3/23/77)	Class B Shares (including CDSC)[3] (Inception 5/2/94)	Class B Shares (excluding CDSC) (Inception 5/2/94)	Class C Shares (including CDSC) (Inception 11/29/95)	Class C Shares (excluding CDSC) (Inception 11/29/95)
3 months ended 2/28/02	-2.60%	1.96%	-2.24%	1.76%	0.76%	1.76%
6 months ended 2/28/02	-2.94%	1.66%	-2.71%	1.26%	0.26%	1.26%
9 months ended 2/28/02	1.52%	6.36%	1.73%	5.73%	4.73%	5.73%
1 year ended 2/28/02	1.95%	6.78%	1.93%	5.93%	4.93%	5.93%
3 years ended 2/28/02	6.82%	11.84%	7.04%	9.19%	9.18%	9.18%
5 years ended 2/28/02	20.43%	26.13%	19.76%	21.21%	21.19%	21.19%
10 years ended 2/28/02	66.97%	74.79%	N/A	N/A	N/A	N/A
15 years ended 2/28/02	134.57%	145.71%	N/A	N/A	N/A	N/A
Life of Fund	334.69%	355.16%	40.83%	40.83%	26.96%	26.96%

1 Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
2 Effective November 18, 2002, the maximum front-end sales charge is 4.50%. The above performance numbers are calculated using 4.50% as the applicable sales charge for all time periods.
3 Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule.

The final sentence of the last paragraph under the sections "Purchasing Shares - Contingent Deferred Sales Charge - Class B Shares and Class C Shares" on page 22 and "Redemption and Exchange - Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value" on page 36, which states "All investments made during the calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month." is deleted.

The date of this Supplement is November 18, 2002.